UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Peachtree Street N.E, Suite 688

Atlanta, Georgia 30309

(Address of Principal Executive Offices) (Zip Code)

(404) 659-2424

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	OXM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As announced by Oxford Industries, Inc. (the “Company”) in its press release on January 5, 2026, the Company will be presenting at the ICR Conference 2026. The Company’s presentation is scheduled to begin at 9:00 a.m., Eastern time, on January 12, 2026, and will be webcast on the Company’s website at www.oxfordinc.com.

In connection with the presentation and related meetings with analysts and investors, the Company is announcing, among other things, that its performance during the Holiday selling season and Resort selling season to date is on track to meet the low end of its previously issued guidance for the year, which was published by the Company in its press release issued on December 10, 2025. A copy of the Company’s press releases can be found under the Investor Relations tab of its website at www.oxfordinc.com.

In addition, the Company is furnishing as Exhibit 99.1 hereto a copy of the presentation materials that will be displayed during its presentation at the ICR Conference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes statements that constitute forward-looking statements within the meaning of the federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. We intend for all forward-looking statements contained herein, in our press releases or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Such statements are subject to a number of risks, uncertainties and assumptions including, without limitation:

•	changes in the trade policies of the United States and those of other nations, including risks of potential future changes or worsening trade tensions between the United States and other countries and the impact of uncertainties surrounding U.S. trade policy on consumer sentiment;
•	demand for our products, which may be impacted by macroeconomic factors that may impact consumer discretionary spending and pricing levels for apparel and related products, many of which may be impacted by inflationary pressures, tariffs, volatile and/or elevated interest rates, the stability of the banking industry or general economic uncertainty, and the effectiveness of measures to mitigate the impact of these factors;
•	risks relating to our product sourcing efforts, including our ability to identify alternative countries to source and produce our products and to successfully implement changes in our supply chain;
•	possible changes in governmental monetary and fiscal policies, including, but not limited to, Federal Reserve policies in connection with continued inflationary pressures or other factors;
•	competitive conditions and/or evolving consumer shopping patterns, particularly in a highly promotional retail environment;
•	acquisition activities;
•	global supply chain constraints that have affected, and could continue to affect, transit, and other costs;
•	the impact of inflationary pressures on labor costs, including wages, healthcare and other benefit-related costs and our ability to appropriately staff our retail stores and food & beverage locations;

•	costs of products as well as the raw materials used in those products, as well as our ability to pass along price increases to consumers;
•	energy costs;
•	our ability to respond to rapidly changing consumer expectations;
•	unseasonal or extreme weather conditions or natural disasters, such as the 2024 hurricanes impacting the Southeastern United States;
•	lack of or insufficient insurance coverage;
•	financial difficulties for our business partners, including suppliers, vendors, wholesale customers, licensees, logistics providers and landlords, that may impact their ability to meet their obligations to us and/or continue our business relationship to the same degree as they have historically;
•	hiring of, retention of and disciplined execution by key management and other critical personnel, as well as the effective transition of executive level responsibilities;
•	the execution of key strategic initiatives to drive operating performance, such as the organizational realignment initiatives being undertaken at Johnny Was;
•	cybersecurity breaches and ransomware attacks, as well as our and our third party vendors’ ability to properly collect, use, manage and secure business, consumer and employee data and maintain continuity of our information technology systems;
•	inability or failure to successfully and effectively implement new information technology systems and supporting controls;
•	the effectiveness of our advertising initiatives in defining, launching and communicating brand-relevant customer experiences;
•	the level of our indebtedness, including the risks associated with heightened interest rates on the debt and the potential impact on our ability to operate and expand our business;
•	the timing of shipments requested by our wholesale customers;
•	fluctuations and volatility in global financial and/or real estate markets;
•	our ability to identify and secure suitable locations for new retail store and food & beverage openings;
•	the timing and cost of retail store and food & beverage location openings and remodels, technology implementations and other capital expenditures;
•	the timing, cost and successful implementation of changes to our distribution network;
•	the effectiveness of recent, focused efforts to reassess and realign our operating costs in light of revenue trends, including potential disruptions to our operations as a result of these efforts;
•	pandemics or other public health crises;
•	expected outcomes of pending or potential litigation and regulatory actions;
•	consumer, employee and regulatory focus on sustainability issues and practices, including failures by our suppliers to adhere to our vendor code of conduct;
•	the regulation or prohibition of goods sourced, or containing raw materials or components, from certain regions and our ability to evidence compliance;
•	access to capital and/or credit markets;
•	factors that could affect our consolidated effective tax rate, including the impact of recent changes in U.S. tax laws and regulations and the interpretation and application of such laws and regulations;
•	the risk of impairment to goodwill and other intangible assets such as the impairment charges incurred in our Johnny Was and Jack Rogers reporting units during the Third Quarter of Fiscal 2025; and
•	geopolitical risks, including ongoing challenges between the United States and China and those related to the ongoing war in Ukraine, the tensions and instability in the Gaza strip and the conflict in the Red Sea region.

Forward-looking statements reflect our expectations at the time such forward-looking statements are made, based on information available at such time, and are not guarantees of performance.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I. Item 1A. Risk Factors contained in our Fiscal 2024 Form 10-K, as updated by Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q for the First Quarter of Fiscal 2025, and those described from time to time in our future reports filed with the SEC. We caution that one should not place undue reliance on forward-looking statements, which speak only as of the date on which they are made. We disclaim any intention, obligation or duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

•	Exhibits.

Exhibit Number

99.1	Oxford Industries ICR Conference 2026 Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Industries, Inc.

Date: January 12, 2026	By:	/s/ Suraj A. Palakshappa
Suraj A. Palakshappa
Senior Vice President